                                                                  EXHIBIT 99.B24





                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints
     Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Small Capitalization Equity Fund.



               Signature             Title           Date


     /s/ David W. Belin              Trustee         January 20, 1998
     ----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints
     Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Small Capitalization Equity Fund.



               Signature            Title          Date


     /s/ Lewis A. Burnham           Trustee        January 20, 1998
     ----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints
     Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Small Capitalization Equity Fund.



                 Signature            Title           Date


     /s/ Donald L. Dunaway            Trustee         January 20, 1998
     ----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints
     Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Small Capitalization Equity Fund.



             Signature               Title          Date

     /s/ Robert B. Hoffman           Trustee        January 20, 1998
     ----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints
     Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Small Capitalization Equity Fund.



              Signature              Title            Date


     /s/ Donald R. Jones             Trustee          January 20, 1998
     ----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints
     Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Small Capitalization Equity Fund.



                 Signature           Title            Date


     /s/ Shirley D. Peterson         Trustee          January 20, 1998
     -----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints
     Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Small Capitalization Equity Fund.



            Signature               Title            Date


     /s/ Daniel Pierce              Trustee          January 20, 1998
     ----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints
     Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Small Capitalization Equity Fund.



                 Signature           Title           Date


     /s/ William P. Sommers          Trustee         January 20, 1998
     --------------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints
     Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Small Capitalization Equity Fund.



                Signature            Title           Date



     /s/ Edmond D. Villani           Trustee         January 20, 1998
     ----------------------